UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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TESSCO Technologies Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Tessco Technologies Incorporated Stockholder: Notice is hereby given that the 2009 Annual Meeting of Shareholders of TESSCO Technologies Incorporated (the “Company”) will be held at the Company’s offices located at 375 West Padonia Road, Timonium, Maryland 21093, on Thursday, July 23, 2009, at 9:00 a.m. (local time), to act upon Proposal No. 1 and 2 described below, and if properly presented at the meeting or any postponement or adjournment thereof, Proposal No. 3 and any other matters. Proposal No. 1: To elect three (3) directors to serve on our board of directors for a three (3) year term ending at the Annual Meeting of Shareholders to be held in 2012 and until their respective successors are duly elected and qualified. Proposal No. 2: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2010. Proposal No. 3: A shareholder proposal on elimination of the Shareholder Rights Plan. The Board of Directors recommends a vote “FOR” Proposals 1 and 2. The Board of Directors recommends a vote “AGAINST” Proposal 3. The Board of Directors has fixed the close of business on June 4, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any postponement(s) or adjournment(s) thereof. TESSCO TECHNOLOGIES INCORPORATED Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Thursday, July 23, 2009 52814 You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/tess CONTROL NUMBER TESSCO TECHNOLOGIES INCORPORATED This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 13, 2009 to facilitate timely delivery.

VOTE BY INTERNET Use the Internet to vote your shares. Have this card in hand when you access the above web site. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares. Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting in person. Meeting Location: Tessco Technologies Incorporated 375 West Padonia Road Timonium, Maryland 21093 The following Proxy Materials are available for you to review online: • the Company’s 2009 Proxy Statement (including all attachments thereto); • the Company’s Annual Report to Shareholders for the year ended March 29, 2009 (which is not deemed to be part of the official proxy soliciting materials); • the Company’s Annual Report on Form 10-K for fiscal year ended March 29, 2009 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), Email: shrrelations@bnymellon.com Internet: http://bnymellon.mobular.net/bnymellon/tess ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. The Proxy Materials for TESSCO TECHNOLOGIES INCORPORATED are available to review at: http://bnymellon.mobular.net/bnymellon/tess Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 52814